                                                        Exhibit (xc)


                               AMENDMENT NO. 3
                                      TO
                     THE NORTH AMERICAN COAL CORPORATION
                       SALARIED EMPLOYEES PENSION PLAN
               (As Amended and Restated as of January 1, 1989)
                ---------------------------------------------

   The North American Coal Corporation hereby adopts this Amendment No. 3 to The North American Coal Corporation Salaried Employees Pension Plan (As Amended and Restated as of January 1, 1989) (the "Plan"). The provisions of this Amendment shall be effective as of March 15, 1994. Words and phrases used herein with initial capital letters which are defined in the Plan are used herein as so defined.

                                   SECTION 1
                                   ---------

   Subsection 1.10(d) of the Plan is hereby amended by adding the following new paragraph (iii) to the end thereof:

   "(iii) The provisions of this Subsection shall not apply to any Participant who first becomes a Covered Employee on or after March 15, 1994."

                                   SECTION 2
                                   ---------

   Subsection 4.05(a) of the Plan is hereby amended by adding the following sentence to the end thereof:

   "Notwithstanding the foregoing, the provisions of this Subsection (a) shall not apply to any Participant who first becomes a Covered Employee on or after March 15, 1994."

                                   SECTION 3
                                   ---------

   Sections 13.01, 14.01, 14.02 and 15.01 of the Plan are hereby amended by deleting the phrase "the Nominating, Organization and Compensation Committee of its Board of Directors" and replacing it with the phrase "its Board of Directors or the Nominating, Organization and Compensation Committee of the Board of Directors" each time it appears therein.

   EXECUTED this 11th day of March, 1994, to be effective as stated herein.

                                        THE NORTH AMERICAN COAL CORPORATION



                                        By  Thomas A. Koza
                                           ---------------------------------
                                            Title: Vice President-
                                                   Law and Administration




VOL402CL Doc: 154127.1